UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Puerto Rico Residents Tax-Free Fund IV, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 8, 2026

To the shareholders of the Puerto Rico Residents Tax-Free Fund IV, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2025 Annual Meeting”) of the Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (the “Fund”), is scheduled to be held virtually on January 8, 2026, at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time) for the following purposes:

1.	To elect two directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers (PROPOSAL 2); and

3.	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the 2025 Annual Meeting virtually. Any shareholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, November 19, 2025, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 6, 2026 to attend and vote at the 2025 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on November 19, 2025 are entitled to receive this notice and vote at the 2025 Annual Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 29th day of December, 2025.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your WHITE proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane Doe
u/t/d 12/28/78

Custodial of Estate Accounts
(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr.
(2) John B. Smith	John B. Smith, Jr., Executor

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Edward Ramos and Ms. Maria L. Vilaró as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the 2025 Annual Meeting of Shareholders scheduled to be held virtually on January 8, 2026 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time) or at any adjournment or postponement thereof (the “2025 Annual Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion upon any other business that may properly come before the 2025 Annual Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following two nominees as members of the Fund’s Board of Directors.

Name	Expiration of Term	Class
Carlos J. Nido	2028	II
Gabriel Pagán Pedrero	2028	II

2.	Shareholder proposal submitted by Ocean Capital (“Ocean Capital”)— To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers.

3.	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee:

NOTE: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line(s) above.

2. Shareholder proposal submitted by Ocean Capital— To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, AGAINST PROPOSAL #2, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the 2025 Annual Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on January 8, 2026, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2025 Annual Meeting.

WITNESS the signature of the undersigned this __ day of _______, _____.

_____________________________

(Name of Shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 8, 2026, AT 11:00 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (the “Fund”), for use at the 2025 Annual Meeting of Shareholders scheduled to be held virtually on January 8, 2026 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time), or at any adjournment or postponement thereof (the “2025 Annual Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended August 31, 2025, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the shareholders on or about December 29, 2025.

If the accompanying WHITE proxy is executed and returned in time to be voted at the 2025 Annual Meeting, the shares of common stock represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the WHITE proxy will be voted (i) FOR ALL of the nominees named in such proxy to be elected as members of the Board of Directors, (ii) AGAINST the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers, and (iii) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the 2025 Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the 2025 Annual Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2025 Annual Meeting.

The presence at the 2025 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares of common stock will constitute a quorum. In the event a quorum is present at the 2025 Annual Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the 2025 Annual Meeting may decide to adjourn the 2025 Annual Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the 2025 Annual Meeting may decide to adjourn the 2025 Annual Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the 2025 Annual Meeting and provides related information and a WHITE Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund. For more information on the participants in the Board’s solicitation, please see “Participants in the Solicitation” below.

Q. What happened at the Fund’s 2021 Annual Meeting of Shareholders?

A.	The Fund’s 2021 Annual Meeting of Shareholders (including adjournments thereof, the “2021 Annual Meeting”) was originally convened on February 17, 2022 and has been subsequently adjourned a number of times in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. As of the date of this Proxy Statement, the 2021 Annual Meeting has been adjourned to January 29, 2026.

The transaction of business at the 2021 Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the 2021 Annual Meeting as of each date on which the 2021 Annual Meeting has been convened and reconvened. Accordingly, the 2021 Annual Meeting has been adjourned as of each such date to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2021 Annual Meeting.

This Proxy Statement relates to the 2025 Annual Meeting and not to the 2021 Annual Meeting. If you return the accompanying WHITE proxy card, your shares will be voted at the 2025 Annual Meeting and not at the 2021 Annual Meeting or for any of the proposals submitted at the 2021 Annual Meeting.

For more information on the 2021 Annual Meeting, please see the sub-heading “2021 Annual Meeting” under the “Background of the Solicitation” section below, or refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2021 Annual Meeting on January 25, 2022, as supplemented by Amendment No. 1 filed with the SEC on February 18, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on August 3, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, Amendment No. 12 filed with the SEC on January 17, 2024, Amendment No. 13 filed with the SEC on February 6, 2024, Amendment No. 14 filed with the SEC on April 22, 2024, Amendment No. 15 filed with the SEC on July 19, 2024, Amendment No. 16 filed with the SEC on October 21, 2024, Amendment No. 17 filed with the SEC on December 20, 2024, Amendment No. 18 filed with the SEC on January 21, 2025, Amendment No. 19 filed with the SEC on April 21, 2025, Amendment No. 20 filed with the SEC on April 25, 2025, Amendment No. 21 filed with the SEC on June 20, 2025, Amendment No. 22 filed with the SEC on October 23, 2025, and as may be further amended from time to time by the Fund.

Q. Who is entitled to vote at the 2025 Annual Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on November 19, 2025.

Q. What am I being asked to consider in connection with the 2025 Annual Meeting?

A.	You are being asked to consider and vote:

•	To elect two directors of the Fund (PROPOSAL 1);

•	Shareholder proposal submitted by Ocean Capital— To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers (PROPOSAL 2); and

•	To transact such other business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposal?

A.	After careful consideration, the Board of Directors recommends that the shareholders vote:

•	FOR ALL on the proposal to elect Carlos J. Nido and Gabriel Pagán Pedrero as Directors of the Fund; and

•	“AGAINST” the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers.

Q. How is Ocean Capital involved in the 2025 Annual Meeting?

A.	Ocean Capital has nominated directors at the 2021 Annual Meeting, the Fund’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”), and the 2025 Annual Meeting. On July 9, 2025, the Fund received a shareholder proposal from Ocean Capital with respect to the 2025 Annual Meeting, seeking termination of all existing investment advisory and management agreements with UBS Asset Managers. In addition, Ocean Capital and the Fund have been involved in legal proceedings against each other. For more information on each of these matters, see the corresponding sub-heading under the “Background of the Solicitation” section below.

Ocean Capital has filed certain proxy materials with the SEC, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and blue proxy card. In the event you receive any proxy materials from Ocean Capital or any of its affiliates, the Fund urges you to discard and not to sign, return or vote on any proxy card that may be sent to you by or on behalf of Ocean Capital. If you have already voted using a proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the 2025 Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What should I do if I receive any proxy materials or proxy cards from Ocean Capital?

A.	Ocean Capital has filed certain proxy materials with the SEC, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and blue proxy card. In the event you receive any proxy materials from Ocean Capital or any of its affiliates, the Fund urges you to discard and not sign, return or vote on any proxy card that may be sent to you by or on behalf of Ocean Capital. If you have already voted using a proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the 2025 Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What is the required shareholder vote for approval of the proposals?

A.	In the election of Directors of the Fund (Proposal 1), the nominees will be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2025 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2025 Annual Meeting) then each such nominee will be elected so long as they receive at least one vote in favor of their election.

Approval of the shareholder proposal submitted by Ocean Capital (Proposal 2) requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of (1) 67% or more of the shares of the Fund present at the 2025 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2025 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2025 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below.

•	By Mail:

1.	Sign and date the accompanying WHITE proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 6, 2026.

Q. How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the 2025 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Mr. Edward Ramos and Ms. Maria L. Vilaró have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the 2025 Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2025 Annual Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the 2025 Annual Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2025 Annual Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Q. How will my shares be voted if I return the accompanying WHITE proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the 2025 Annual Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the 2025 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2025 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) FOR ALL of the Director Nominees (Proposal 1), (ii) AGAINST the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers (Proposal 2), and (iii) to the extent authorized under Rule 14a-4(c) under the Exchange Act, in the discretion of the proxies named therein with respect to such other business as may properly come before the 2025 Annual Meeting.

Q. Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker has been provided with competing proxy materials (in addition to the Fund’s proxy materials) for distribution, the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not been provided with competing proxy materials for distribution to you, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the 2025 Annual Meeting, we urge you to vote TODAY by following the instructions on the accompanying WHITE proxy card to vote by Internet or telephone, or by signing, dating and returning the WHITE proxy card, whether or not you plan to attend the 2025 Annual Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying WHITE proxy card, to vote your shares in line with the Board of Directors’ recommendations on the WHITE proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the 2025 Annual Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the 2025 Annual Meeting. The presence at the 2025 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum.

Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. If a broker has been provided with competing proxy materials (in addition to the Fund’s proxy materials) for distribution to you, the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. If the broker has not been provided with competing proxy materials for distribution to you, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In these cases, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions, and such shares will count for the purpose of determining whether a quorum is present.

Q. How will the 2025 Annual Meeting be conducted?

A.	The 2025 Annual Meeting will be conducted virtually, and any shareholder wishing to participate in the 2025 Annual Meeting by means of remote communication can do so. If you were a record holder of shares as of the close of business on the record date, November 19, 2025, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 6, 2026 to attend and vote at the 2025 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2025 Annual Meeting.

Q. If I can’t attend the 2025 Annual Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the 2025 Annual Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the 2025 Annual Meeting. Whether or not shareholders plan to attend the 2025 Annual Meeting, we urge shareholders to vote and submit their WHITE proxy in advance of the 2025 Annual Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

BACKGROUND OF THE SOLICITATION

The Fund is one of nine closed-end funds advised by UBS Asset Managers, the Fund’s investment adviser, that have been targeted in proxy contests in a multi-year activism campaign by Ocean Capital. The summary below details significant events relating to Ocean Capital’s campaigns at the 2021 Annual Meeting, 2024 Annual Meeting, 2025 Annual Meeting, and relating to the litigation between the Fund and Ocean Capital.

2021 Annual Meeting

On November 17, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two candidates and submit one proposal at the 2021 Annual Meeting.

The 2021 Annual Meeting was originally convened on February 17, 2022 and has been subsequently adjourned a number of times, most recently to January 29, 2026, in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business.

The 2021 Annual Meeting and Ocean Capital’s solicitation relating thereto, have been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” below.

For more information about the 2021 Annual Meeting, including how to vote at the 2021 Annual Meeting if you were a shareholder of the Fund as of June 9, 2021, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2021 Annual Meeting on January 25, 2022, as supplemented by Amendment No. 1 filed with the SEC on February 18, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on August 3, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, Amendment No. 12 filed with the SEC on January 17, 2024, Amendment No. 13 filed with the SEC on February 6, 2024, Amendment No. 14 filed with the SEC on April 22, 2024, Amendment No. 15 filed with the SEC on July 19, 2024, Amendment No. 16 filed with the SEC on October 21, 2024, Amendment No. 17 filed with the SEC on December 20, 2024, Amendment No. 18 filed with the SEC on January 21, 2025, Amendment No. 19 filed with the SEC on April 21, 2025, Amendment No. 20 filed with the SEC on April 25, 2025, Amendment No. 21 filed with the SEC on June 20, 2025, Amendment No. 22 filed with the SEC on October 23, 2025, and as may be further amended from time to time by the Fund.

2024 Annual Meeting

On November 21, 2024, the Fund received a notice from Ocean Capital stating its intention to nominate two director candidates, Messrs. José R. Izquierdo II and Brent D. Rosenthal, for election at the 2024 Annual Meeting.

The 2024 Annual Meeting was originally convened on December 19, 2024 and was subsequently adjourned, in turn, to January 16, 2025, April 24, 2025, and July 17, 2025 to solicit proxies from its shareholders to achieve a quorum for the transaction of business at the meeting. On July 17, 2025, the 2024 Annual Meeting re-convened.

At the 2024 Annual Meeting, Messrs. Izquierdo and Rosenthal were elected as directors.

2025 Annual Meeting

On July 9, 2025, the Fund received a shareholder proposal from Ocean Capital with respect to the 2025 Annual Meeting, seeking termination of all existing investment advisory and management agreements with UBS Asset Managers.

On December 3, 2025, the Fund filed a preliminary proxy statement with respect to the 2025 Annual Meeting.

On December 8, 2025, the Fund received notice from Ocean Capital stating its intention to nominate two candidates at the 2025 Annual Meeting.

On December 19, 2025, the Fund filed a revised preliminary proxy statement with respect to the 2025 Annual Meeting.

On December 22, 2025, Ocean Capital filed a definitive proxy statement with respect to the 2025 Annual Meeting.

On December 29, 2025, the Fund filed this definitive proxy statement with respect to the 2025 Annual Meeting.

Legal Proceedings

On February 28, 2022, the Fund and seven other funds filed a complaint against Ocean Capital and certain other defendants in the District Court, captioned Tax-Free Fixed Income Fund For Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.) (the “Federal Securities Litigation”). The Federal Securities Litigation alleges that the defendants’ conduct in connection with their proxy solicitations with respect to such funds, including the Fund’s 2021 Annual Meeting, violated Sections 13(d), 14(a), and 20(a) of the Exchange Act.

On August 10, 2023, the magistrate judge in the Federal Securities Litigation issued a report recommending dismissal of the Fund’s claims. On September 8, 2023, the District Court issued a decision and order adopting that report in full, and entering judgment closing the case, without addressing Ocean Capital’s Amended Counterclaims. Ocean Capital's Amended Counterclaims relate to three other Funds in the litigation. On September 11, 2023, the court vacated its judgment following a request from Ocean Capital that the court clarify and amend its judgment to account for Ocean Capital’s Amended Counterclaims. On September 13, 2023, the court issued an order dismissing the Fund’s claims and retaining jurisdiction as to Ocean Capital’s Amended Counterclaims.

On September 22, 2023, the Fund filed a Motion requesting the court enter final judgment, which would permit the Fund to pursue an appeal of the dismissal of the Federal Securities Litigation, and a stay of all proceedings in the interim. On October 26, 2023, the District Court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation. On October 30, 2023, Ocean Capital filed a motion seeking expedited relief from the magistrate judge.

On May 13, 2024, the magistrate judge issued a Report and Recommendation which recommended issuing on order granting relief on Ocean Capital’s Counterclaims and entering a stay of that order through the final resolution of the Funds’ appeal in the First Circuit. On May 24, 2024, Ocean Capital filed objections to the magistrate judge’s Report and Recommendation, arguing that a stay pending appeal should not issue. On June 7, 2024, the Funds filed a response to Ocean Capital’s objections. On June 10, 2024, Ocean Capital filed a motion for leave to file a reply in support of its objections.

On July 11, 2024, the District Court adopted the magistrate judge’s Report and Recommendation in part, entering judgment in favor of Ocean Capital on its Amended Counterclaims but denying the Funds’ Motion for Stay. On July 12, 2024, the District Court entered Final Judgment.

On July 12, 2024, the Funds filed a Notice of Appeal to the First Circuit. On July 16, 2024, the Funds filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the First Circuit. On July 17, 2024, the First Circuit issued an order staying the District Court’s Order and Final Judgment until further order, and set a briefing schedule for the appeal.

On September 10, 2024, argument was held in the First Circuit regarding the Funds’ appeal.

On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims alleging securities law violations by Ocean Capital LLC and the other defendants. Because the First Circuit affirmed the dismissal of the claims alleging securities law violations, it also affirmed the District Court’s judgment in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital’s director nominees at those funds. As of the date hereof, there are no pending legal proceedings between the Fund and Ocean Capital.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on November 19, 2025 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the 2025 Annual Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on November 19, 2025. On such date, there were 9,182,874 shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1:  TO ELECT TWO DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the 2025 Annual Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age (except that (A) any director that has reached eighty (80) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the WHITE proxy card accompanying this Proxy Statement to vote such proxy FOR ALL of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Gabriel Pagán Pedrero served as a member of the Board of Directors during the entirety of the fiscal year ended August 31, 2025. Carlos J. Nido served as a member of the Board of Directors from September 1, 2024 to July 17, 2025. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Carlos J. Nido	2028	II
Gabriel Pagán Pedrero	2028	II

Certain biographical and other information related to the Directors Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos J. Nido (61)	Chairman of the Board	Class II; Current term expires on January 8, 2026† Director from 2009 to July 2025.	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	19 funds consisting of 24 portfolios	None
Gabriel Pagán Pedrero (72)	Director	Class II; Current term expires in 2025 Director since inception	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	5 funds	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

*           The address of each Director Nominee is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918.

**         Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age (except that (A) any director that has reached eighty (80) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed.

***      The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Puerto Rico Residents Family of Funds” consists of Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; and Puerto Rico Residents Bond Fund I. The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). The Puerto Rico Residents Family of Funds is advised by UBS Asset Managers. For Mr. Nido, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds. For Mr. Pedrero, the Affiliated Funds consist of the Puerto Rico Residents Family of Funds.

†           Messrs. Carlos Nido and Luis Pellot have been nominated for election at the 2021 Annual Meeting as Class I directors to serve until the 2024 Annual Meeting and until such directors’ successors have been elected and qualified. Ocean Capital has also submitted notice of its intent to nominate Jose R. Izquierdo II and Brent D. Rosenthal for election as Class I directors at the 2021 Annual Meeting. No directors have been elected at the 2021 Annual Meeting as of the date of this Proxy Statement because the meeting has not achieved a quorum for the transaction of business. See the sub-heading “2021 Annual Meeting” of the “Background of the Solicitation” section above for more information.

On July 17, 2025, Messrs. Nido and Pellot ceased to serve as directors because Messrs. Izquierdo and Rosenthal were elected as Class I directors at the 2024 Annual Meeting. See the sub-heading “2024 Annual Meeting” of the “Background of the Solicitation” section above for more information. If the vote at the 2021 Annual Meeting is subsequently certified, the directors elected at the 2024 Annual Meeting (Messrs. Izquierdo and Rosenthal) will continue to serve as directors in their existing term and the directors up for election as Class I directors at the 2021 Annual Meeting would not serve as directors in the term to which they were elected.

             The Board has appointed Mr. Nido as a Class II director effective starting on December 31, 2025, to fill the vacancy following Mr. Vila Del Corral’s departure as a Class II director, subject to ratification by the Fund's shareholders at the 2025 Annual Meeting.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2025, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held.

For additional biographical information concerning the Directors who are not Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
José R. Izquierdo II (42)	Director	Class I; Term expires in 2027† Director since 2025	Managing Member of Main Line Ventures LLC, a consulting firm, since 2018; Executive Director of Puerto Rico Tourism Company, an agency of the Government of Puerto Rico, from 2017 to 2018; Principal at The Law Offices of José R. Izquierdo II, from 2013 to 2016	0	None
Brent D. Rosenthal (53)	Director	Class I ; Term expires in 2027† Director since 2025	Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund, since 2017; Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, from 2002 to 2016	0

Director of Pitney Bowes Inc., a shipping and mailing company, since June 2025;

Director of Syntec Optics Holdings, Inc., a manufacturer of polymer optics and photonics, since April 2023;

Director of comScore, Inc., a media measurement and analytics company, from April 2018 to June 2024

Clotilde Pérez (74)	Director	Class III; Term expires in 2026 Director since 2013	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	20 funds consisting of 25 portfolios	None
Jorge I. Vallejo (71)	Director	Class III; Term expires in 2026 Director since 2010	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	5 funds	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Enrique Vila del Corral (80)	Director	Class II; Current term expires in 2025 †† Director since inception	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	5 funds	None
Officers
Carlos V. Ubiñas (71)	President	President since 2024	President since 2024; Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	Not applicable	None
Jose Grau (62)	Treasurer	Treasurer since 2025

Executive Director of UBS Asset Managers

since 2011; Director of UBS Asset

Managers from 2006 to 2010; Assistant

Portfolio Manager for UBS Asset

Managers; First Vice President of Trading

of UBS Trust PR since January 2002 and of

UBS Financial Services Inc. since 1987.

UBS Asset Managers, UBS Trust PR and

UBS Financial Services Inc. are affiliates of

the Fund.

				Not applicable	None
Liana Loyola (64)	Secretary	Secretary since 2024	Attorney in private practice since 2009.	Not applicable	None
Mariela Torres (55)	Chief Compliance Officer	Chief Compliance Officer since 2025	Founder and President of MATOCO LLC. Providing Compliance, Regulatory, BSA/AML and management consulting services since January 2020. CCO of OFS Inc since 2022.	Not applicable	None

*           The address of the Directors and Officers is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918.

**         Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age (except that (A) any director that has reached eighty (80) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***       For Messrrs. Vallejo and Vila del Corral, the Affiliated Funds consist of the Puerto Rico Residents Family of Funds. For Ms. Perez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds. Messrs. Izquierdo and Rosenthal do not have any Affiliated Funds.

††         Mr. Vila del Corral will cease to be a director on December 31, 2025 in accordance with the Fund’s retirement policy.

As of November 19, 2025, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act) may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

The Independent Directors have designated Mr. Nido as Chairman of the Board of Directors. In that capacity, Mr. Nido presides at each meeting of the Board and, when appropriate, represents the views of the Board to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended August 31, 2025 the Fund’s Board of Directors met seven times. During that period, each of the Directors then in office attended 100% of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended August 31, 2025 amounted to $39,571.44.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and none of the Directors attended the 2024 Annual Meeting.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting, and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter and Qualified Legal Compliance Committee Charter, which was included with the Fund’s proxy statement for the 2021 Annual Meeting. The Audit Committee is composed solely by Independent Directors, consisting of Messrs. Vila del Corral, Izquierdo, Vallejo, and Pagán, and Ms. Pérez. The Audit Committee is advised by independent legal counsel in connection with its duties. Since 2013, Mr. Vila del Corral has served as chairperson and financial expert of the Audit Committee. On December 31, 2025, Ms. Pérez will replace Mr. Vila del Corral as chairperson and financial expert of the Audit Committee.

The Audit Committee met two times during the fiscal year ended August 31, 2025. Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended August 31, 2025, attended 100% of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended August 31, 2025, amounted to $3,000.

Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Fund’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended August 31, 2024, were $54,783 and for the fiscal year ended August 31, 2025, were $57,523.

Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Fund’s financial statements and are not disclosed above for the fiscal year ended August 31, 2024, were $0 and for the fiscal year ended August 31, 2025, were $0. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2024, were $10,357 and for the fiscal year ended August 31, 2025, were $10,357. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees – The aggregate fees billed for products and services provided by E&Y, other than the services disclosed above, for the fiscal year ended August 31, 2024, were $0 and for the fiscal year ended August 31, 2025, were $0. There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act.

All the audit and tax services described above for which E&Y billed the Fund for the fiscal years ended August 31, 2024, and August 31, 2025, were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2024, and August 31, 2025, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

The aggregate non-audit fees billed by E&Y for services rendered to the Fund, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the Fund for the fiscal year ended August 31, 2024, were $0, and for the fiscal year ended August 31, 2025, were $0. Non-audit fees disclosed pertain solely to UBS Asset Managers, a division of UBS Trust PR, and its affiliates.

The Audit Committee of the Fund’s Board of Directors considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Representatives of E&Y are invited to attend the 2025 Annual Meeting and, if in attendance, such representatives will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2024, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended August 31, 2024, as of the date of this Proxy Statement.

Clotilde Pérez, Chairperson of the Audit Committee

Enrique Vila del Corral, Member of the Audit Committee

Gabriel Pagán Pedrero, Member of the Audit Committee

José R. Izquierdo II, Member of the Audit Committee

Jorge I. Vallejo, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has two members, Messrs. Vila del Corral and Rosenthal, who are Independent Directors. The Dividend Committee did not meet during the fiscal year ended August 31, 2025.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating and Corporate Governance Committee

The Fund has a Nominating and Corporate Governance Committee composed of one Independent Director, Mr. Pagán. The principal responsibilities of the Nominating and Corporate Governance Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating and Corporate Governance Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating and Corporate Governance Committee, which was included with the Fund’s proxy statement for the 2021 Annual Meeting. The Nominating and Corporate Governance Committee was formed on May 19, 2021. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended August 31, 2025.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating and Corporate Governance Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Gabriel Pagán Pedrero. Mr. Pagán has been Vice President of Insular Construction and Supply Company Inc. since 1984. He was President of West Indian Products Corporation until 2013 and is the former Vice President of Commercial Adolfo S. Pagán, Inc.

Jorge I. Vallejo. Mr. Vallejo has been Managing Partner of Vallejo & Vallejo since 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. (distributor of food, beverages, and household goods) from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. (beverage co-packing and manufacturing company) since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc. (entrepreneurial development nonprofit organization), EnterPrize, Inc. (enterprise development nonprofit organization), and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Brent D. Rosenthal. Mr. Rosenthal founded Mountain Hawk Capital Partners, LLC, an investment fund focused on small and microcap equities in the technology, media, telecom (TMT) and food industries, in 2017. Mr. Rosenthal has served on the board of directors of Horizon Kinetics Holding Corporation since August 2024 (OTCMKTS: HKHC) and Syntec Optics Holdings, Inc. (NASDAQ: OPTX) since April 2023. Previously he served as a director of FLYHT Aerospace Solutions Ltd (OTCQX: FLYLF) from June 2020 to December 2024, director of RiceBran Technologies (OTCPK: RIBT) from July 2016 to November 2024 and Non-Executive Chairman/Lead Director of comScore, Inc. (NASDAQ: SCOR) from April 2018 to June 2024 and as a director from January 2016 to April 2018. Mr. Rosenthal also served as a director of Rentrak Corporation (NASDAQ: RENT) from 2008 to 2016, as a director to SITO Mobile (NASDAQ: SITO) from August 2016 to July 2018 as well as Advisor to the board of Park City Group, Inc. (NASDAQ: PCYG), the parent company of ReposiTrak Inc., from November 2015 to February 2018. Earlier in his career, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, where he worked from 2002 to 2016, during which time he was an Advisor to the board of directors of Virgin Media (NASDAQ: VMED) and Time Warner Cable (NYSE: TWC). Mr. Rosenthal earned his B.S. from Lehigh University and M.B.A. from the S.C. Johnson Graduate School of Management at Cornell University. He is an inactive Certified Public Accountant.

José R. Izquierdo II. Mr. Izquierdo is a San Juan-based attorney with over a decade of experience in both the private and public sectors. Currently, he is the Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic, and developmental matters. Mr. Izquierdo has served at Main Line Ventures, LLC since 2018. Mr. Izquierdo previously served as General Secretary of the World Boxing Organization’s Executive Committee, an international non-profit organization. At the government level, Mr. Izquierdo has served as Executive Director of the Puerto Rico Tourism Company, a public corporation responsible for stimulating, promoting and regulating the development of Puerto Rico’s tourism industry, from 2017 to 2018, member of the Governor of Puerto Rico’s fiscal transition team, member of the Government of Puerto Rico’s Economic Development Council, Assistant Secretary of Economic Development and has sat on numerous boards of directors. Mr. Izquierdo served as Principal at The Law Offices of José R. Izquierdo II. Mr. Izquierdo is a 2005 graduate of Haverford College and holds a Juris Doctorate from the University of Puerto Rico School of Law.

Enrique Vila del Corral. Mr. Vila del Corral has been a private investor since July 2001. Mr. Vila del Corral has been managing partner of various special partnerships involved in real estate development. He is the former Managing Partner, from 1997-2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and the administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Carlos J. Nido(3)	$3,342.86	None	None	$104,050.00
Clotilde Pérez	$6,485.72	None	None	$110,350.00
Gabriel Pagán Pedrero	$6,485.72	None	None	$47,000.00
Jorge I. Vallejo	$5,428.57	None	None	$41,000.00
Brent D. Rosenthal	$2,000.00	None	None	$0
José R. Izquierdo II	$2,000.00	None	None	$0
Enrique Vila del Corral(4)	$13,485.72	None	None	$61,000.00

(1)           Amount for the fiscal year ended August 31, 2025.

(2)         Amount for the calendar year ended December 31, 2024 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Pagán Pedrero, Vila del Corral, and Vallejo, the Affiliated Funds consist of the Puerto Rico Residents Family of Funds. For Ms. Perez and Mr. Nido, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds. Messrs. Izquierdo and Rosenthal do not have any Affiliated Funds.

(3)          Mr. Nido served as a director for part of the Fund’s fiscal year, from September 1, 2024 to July 17, 2025. The Board has appointed Mr. Nido as a Class II director, effective starting on December 31, 2025, subject to ratification by the Fund's shareholders at the 2025 Annual Meeting.

(4)           Mr. Vila del Corral will cease to be a director on December 31, 2025 in accordance with the Fund’s retirement policy.

None of the Directors, Director Nominees, or executive officers are involved in a pending legal proceeding relating to the Fund.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of August 31, 2025:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Carlos J. Nido(2)	$0	$10,001-$50,000
Clotilde Pérez	$0	$0
Gabriel Pagán Pedrero	$0	$1-$10,000
Jorge I. Vallejo	$0	$0
Brent D. Rosenthal	$0	$0
José R. Izquierdo II	$0	$0
Enrique Vila del Corral(3)	$0	$0

(1)        For Messrs. Vila del Corral, Pagán, and Vallejo, the Affiliated Funds consist of the Puerto Rico Residents Family. For Ms. Perez and Mr. Nido, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds. Messrs. Izquierdo and Rosenthal do not have any Affiliated Funds.

(2)         Mr. Nido served as a director for part of the Fund’s fiscal year, from September 1, 2024 to July 17, 2025. The Board has appointed Mr. Nido as a Class II director, effective starting on December 31, 2025, subject to ratification by the Fund's shareholders at the 2025 Annual Meeting.

(3)          Mr. Vila del Corral will cease to be a director on December 31, 2025 in accordance with the Fund’s retirement policy.

Please also see “Security Ownership of Certain Beneficial Owners and Management” below for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of November 19, 2025, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the investment adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the 2025 Annual Meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2025 Annual Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

PROPOSAL 2: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Ocean Capital has advised the Fund that it intends to present the following shareholder proposal at the 2025 Annual Meeting. Ocean Capital’s address is GAM Tower, 2 Tabonuco Street, Suite 200, Guaynabo, Puerto Rico 00968. According to a Schedule 13D amendment filed by Ocean Capital with the SEC, Ocean Capital beneficially owns 636,494 shares of common stock of the Fund.

We have set forth below the shareholder proposal, along with the supporting statement, exactly as provided by Ocean Capital. The Fund is not responsible for any inaccuracies it may contain. The shareholder proposal will be voted on at the 2025 Annual Meeting only if properly presented by or on behalf of Ocean Capital. As explained below, our Board unanimously recommends that you vote “AGAINST” the shareholder proposal.

Proposal 2: Terminate Advisory Agreements

RESOLVED, all existing investment advisory and management agreements (the “Agreements”) between Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”) and its advisor shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.

The Fund has consistently failed to maximize shareholder value. As reported in its public filings, during the six months ended February 28, 2025, the Fund’s performance based on market price decreased by 2.94%.1 Further, as of February 28, 2025, the Fund’s stock traded at a 52.7% discount to its net asset value (“NAV”)2 – significantly higher than its discount to NAV over the four preceding years.3 This represents a significantly larger discount than that of the closed-end fund market as a whole, which was, on average, only trading at a 4.9% discount as of June 20, 2025.4

We believe that, given the Fund’s inability to maximize shareholder value, termination of the Agreements would allow the Fund to initiate a competitive, open process to secure a more suitable investment advisory agreement with an advisor that can strengthen the Fund’s performance through lower fees, new perspectives and a revamped investment strategy. Based on public filings, the only investment advisory agreement we are aware of is between the Fund and UBS Asset Managers of Puerto Rico.5 We believe shareholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, which may lead to an increase in share value, directly benefiting its shareholders.

We believe our interests are aligned with other shareholders, and our intent with this proposal is to maximize shareholder value, not to cause a liquidation of the Fund. While terminating the Agreement could result in some near-term disruptions and costs associated with securing new investment advisor relationships, we believe that over the longer term, terminating the Agreement will serve all shareholders. If a new permanent advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.6 Despite disruption risks, we believe beginning the process of replacing the current Agreements will facilitate the selection of one or more investment advisors able to bring fresh perspectives and advise the Fund on terms more favorable to the Fund.

Please vote “FOR” Proposal 2: Terminate Advisory Agreements.

1 Semi-Annual Certified Shareholder Report, filed on May 8, 2025.

2 Id.

3 Semi-Annual Certified Shareholder Report, filed on November 9, 2021.

4 See the U.S. Closed-End Funds Summary of Average Premium and Discount Report as of June 20, 2025, available at lana_cefa_2023.xlsm.

5 Semi-Annual Certified Shareholder Report, filed on May 8, 2025.

6 1940 Act, Section 270.15a-4.

Board’s Statement in Opposition to the Proposal

If this Proposal is approved, the Fund’s Amended and Restated Investment Advisory Agreement with UBS Asset Managers will be terminated effective sixty days following the certification of the shareholder vote. Termination of the Investment Advisory Agreement could cause significant disruption and cost at the Fund, exposing shareholders’ investment to uncertainty and risk. Further, if Ocean Capital nominates directors at this meeting and those directors are elected, the Fund believes that approval of this Proposal will ultimately lead to an effective liquidation of the Fund that will generate windfall profits for Ocean Capital and other short-term investors7, while depriving shareholders of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes.

These significant risks to the Fund from this Proposal have been amply demonstrated by the track record at the four related funds8 (the “Terminated Funds”) where Ocean Capital has submitted identical proposals since 2023. At three of those funds9 (the “OC Controlled Funds”), Ocean Capital also launched successful proxy contests that resulted in the entirety of those funds’ boards of directors being replaced by Ocean Capital’s nominees. Following approval of the proposals, the OC Controlled Funds engaged an interim investment advisor to serve on a temporary basis, but failed to identify a long-term replacement advisor and have since obtained shareholder approval to effectively liquidate, and the fourth fund has not selected or sought shareholder approval of a long-term investment advisor as of the date hereof.

The Fund believes that UBS Asset Managers is the best choice to manage the Fund’s assets and that the Fund and that its shareholders strongly benefit from the service, experience and resources of UBS Asset Managers. Ocean Capital fails to provide any data or rationale demonstrating how terminating the Investment Advisory Agreement would improve the Fund’s long-term performance and positively affect its discount. The Fund has no employees of its own and relies entirely on UBS Asset Managers to provide both investment advisory and administrative services.

Approval of this Proposal will compel the Fund to rapidly explore alternatives, which could include seeking to identify and obtain shareholder approval of a replacement investment adviser, seeking to obtain shareholder approval to liquidate, or seeking shareholder approval of other alternatives for liquidity. The availability and desirability of these alternatives are subject to substantial uncertainty, and exploring these alternatives is expected to be time-consuming and expensive. In the event that Ocean Capital nominates directors at this meeting and such directors are elected, Ocean Capital’s nominees would constitute a majority of the Board and would consequently direct which actions the Fund takes after approval of this Proposal.

Rather than addressing the significant risks of this Proposal, Ocean Capital’s supporting statement is replete with speculation about the prospects for the Fund after approval of this Proposal. The Fund believes such statements are unsupported and contradicted by the actions actually taken by the OC Controlled Funds.

Ocean Capital’s supporting statement states that a replacement investment advisor could be selected if this Proposal is approved. The Fund believes that it is highly unlikely that the Fund will be able to identify and obtain shareholder approval of a replacement investment advisor. Ocean Capital has not proposed any potential replacements, and none of the Terminated Funds has identified a long-term investment advisor as of the date hereof. Indeed, the OC Controlled Funds concluded after a brief ‘request for proposal’ inquiry that “an additional search for a long-term investment adviser was not in the best interests of the shareholders at the time.”10 Even if a prospective long-term investment advisor is identified by the Fund, seeking shareholder approval of its investment advisory agreement is likely to be time intensive and costly to the Fund, and may not be successful.

7 According to the Schedule 13D filed by Ocean Capital with the SEC on November 17, 2021, Ocean Capital acquired 747,335.81 shares of the Fund’s common stock for $1,619,111.64 (inclusive of broker fees), representing an average purchase price of approximately $2.17 per share. Based on the Fund’s most recent annual report filed with the SEC on November 6, 2025, as of August 31, 2025, the net asset value per share of the Fund’s common stock (“NAV”) was $2.72. Liquidation at or near NAV would permit Ocean Capital to capture an immediate gain of more than 25% based solely on its discounted entry point, effectively providing Ocean Capital with a windfall not available to long-term shareholders.

8 Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., Tax Free Fund for Puerto Rico Residents, Inc., and Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

9 Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc.

10 Proxy Statement on Schedule 14A (DEF 14A) filed by Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc., filed on August 19, 2025.

Ocean Capital’s supporting statement states that the Fund could become internally managed if a replacement investment advisor is not identified. None of the Terminated Funds has elected to do so. Moreover, Ocean Capital fails to acknowledge that, like most closed-end funds, the Fund has no employees of its own. In order to become internally managed, the Fund would need to conduct a time consuming and expensive search for individual portfolio managers who would be willing to work outside an advisory firm and then negotiate individual employment contracts with them and put in place the infrastructure needed to pay and manage employees.

Finally, Ocean Capital supporting statement claims that its intent in submitting the Proposal is not to cause a liquidation of the Fund. The track record of the OC Controlled Funds indicates that an effective liquidation is the likely outcome of this Proposal if the Board is controlled by Ocean Capital’s nominees. Following certification of the vote to terminate UBS Asset Managers, the OC Controlled Funds engaged an interim investment advisor and immediately moved to obtain shareholder approval to effectively liquidate by selling all of the funds’ investments and distributing the proceeds to shareholders. On September 26, 2025—a mere 129 days after the approval of the proposal to terminate UBS Asset Managers—the OC Controlled Funds obtained shareholder approval to effectively liquidate.

Accordingly, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the accompanying WHITE proxy is marked FOR or ABSTAIN, it is the intention of the persons named in such proxy to vote the WHITE proxy card AGAINST this Proposal.

Required Vote

Approval of the shareholder proposal submitted by Ocean Capital (Proposal 2) requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the 2025 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2025 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2025 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO terminate the INVESTMENT ADVISORY Agreements.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Directors and Director Nominees are “participants” in this proxy solicitation on behalf of the Board of Directors. Information relating to our Directors and Director Nominees is attached to this Proxy Statement as Appendix A. No regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares as of November 19, 2025 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s common stock;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 9,182,874 shares of the Fund’s common stock outstanding as of the close of business on November 19, 2025.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Ocean Capital LLC: (1)	636,494	6.9%
Officers and Directors: (2)
Carlos Nido(3)	0	*
Gabriel Pagán Pedrero	0	*
Jorge I. Vallejo	0	*
Clotilde Pérez	0	*
Carlos V. Ubiñas	0	*
Brent D. Rosenthal	0	*
José R. Izquierdo II	0	*
Enrique Vila del Corral(4)	0	*
All Officers and Directors as a Group (13 persons)	0	*

* Represents beneficial ownership of less than one percent (1%).

(1)  According to a Schedule 13D/A filed by Ocean Capital with the SEC on December 16, 2025 Ocean Capital LLC has shared voting and dispositive power with respect to the 636,494 shares of common stock held by it. The business address of Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

(2)   The address of the Directors and Officers is 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918.

(3)  Mr. Nido served as a director for part of the Fund’s fiscal year, from September 1, 2024 to July 17, 2025. The Board has appointed Mr. Nido as a Class II director, effective starting on December 31, 2025, subject to ratification by the Fund's shareholders at the 2025 Annual Meeting.

(4)   Mr. Vila del Corral will cease to be a director on December 31, 2025 in accordance with the Fund’s retirement policy.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since September 1, 2024, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the 2025 Annual Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not been provided with competing proxy materials for distribution to you, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR ALL of the Director Nominees to be elected and AGAINST the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the 2025 Annual Meeting. In other words, if more than two persons are lawfully nominated for election at the meeting, only the two nominees receiving the highest number of votes cast at the 2025 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the two nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2025 Annual Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Approval of the shareholder proposal submitted by Ocean Capital (Proposal 2) requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the 2025 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2025 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2025 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Investment Adviser and Administrator

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Other Matters to Come Before the 2025 Annual Meeting

The Directors do not intend to present any other business at the 2025 Annual Meeting nor are they aware that any shareholder intends to do so except as described herein. If, however, any other matters are properly brought before the 2025 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than August 31, 2026. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918 not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the 2025 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2025 Annual Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than December 13, 2025. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2025 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2025 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of ALPS Fund Services, Inc., in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $275,000, plus out-of-pocket expenses. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares of common stock. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be up to approximately $500,000, of which approximately $200,000 has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 270 Munoz Rivera Ave, Suite 1110 San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Puerto Rico Residents Tax-Free Fund IV, Inc.

270 Munoz Rivera Ave, Suite 1110

San Juan, Puerto Rico 00918

Telephone: (787) 764-1788

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the 2025 Annual Meeting, we ask that you please complete, sign and date the WHITE proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the 2025 Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 29th day of December, 2025.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors and the Board of Directors’ nominees are “participants” with respect to Board of Directors’ solicitation of proxies in connection with the 2025 Annual Meeting (the “Participants”). The following sets forth certain information about the Participants.

Directors and Nominees

For more information on the names, present principal occupations and business addresses of the Fund’s Directors and Director Nominees who are Participants, please see “Proposal 1: To Elect Two Directors of the Fund’s Board of Directors” above.

Officers

None of the executive officers of the Fund are Participants.

Information Regarding Ownership of the Fund’s Securities by Participants

For information on the number of the Fund’s securities beneficially owned by each Participant, please see “Security Ownership of Certain Beneficial Owners and Management” above.

Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

None of the Participants purchased or sold any shares of common stock during the period from November 1, 2023 through November 1, 2025.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:

1.	no Participant or associate of any Participant beneficially owns, directly or indirectly, any shares of common stock or other securities of the Fund or any parent or subsidiary of the Company;

2.	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2025 Annual Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a director nominee, as a nominee for director;

3.	no Participant has purchased or sold any securities of the Fund within the past two years; and

4.	no Participant or any of their respective associates has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

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In addition, neither the Fund nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since September 1, 2024 or any currently proposed transactions, or series of similar transactions, in which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as described in this Proxy Statement, other than a Director or executive officer acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2025 Annual Meeting.

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